UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 27, 2017

E-Debit Global Corporation

(Exact name of Registrant as specified in its charter)

Colorado	000-32051	98-0233968
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Youngfield Street, Ste. 300

Golden, CO  80401

(Address of Principal Executive Offices)

(720) 840-5280

(Registrant's Telephone Number, Including Area Code)

#12-3620 - 29th Street N.E., Calgary Alberta Canada T1Y 5Z8

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company /X/

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   /_/

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2017, E-Debit Global held a shareholder meeting. The shareholders elected the following four Directors to the Board:

Coby Boyce, Robby Eskanos, Judy Campbell and Douglas Mac Donald

Concurrently, Robert Robins, Sonja Dreyer, Kim Law and Douglas Mac Donald resigned as officers of E-Debit Global Corporation. Their resignation letters are attached hereto as Exhibits 99.1.

Coby Boyce was elected as President of E-Debit Global Corporation with the effective date of the April 1, 2017. Unfortunately, Mr. Boyce suddenly passed away June 4, 2017. As a result, Director Douglas Mac Donald was appointed as acting President until a new President can be positioned.

Biography Information:

Douglas Mac Donald, Acting President and Director

On March 27, 2017, Mr. Mac Donald was appointed to the Board of Directors of E-Debit Global Corporation. Effective June 4, 2017, Mr. Mac Donald was appointed Acting President of E-Debit Global Corporation.

Mr. McDonald is one of the original founders of E-Debit Global Corporation. Mr. McDonald is a former member of the Royal Canadian Mounted Police, retiring in 1995. From 1998 through to April 2017, Mr. Mac Donald devoted his time to our development and the development of subsidiary and affiliated companies.

Robby Eskanos, Director

On March 27, 2017, Mr. Eskanos was appointed to the Board of Directors of E-Debit Global Corporation.

Mr. Eskanos is attended the University of Colorado. He has served as the Vice-Chairman of the El Paso County Colorado Planning Commission. Additionally, he has been involved the family businesses of Tower Plaza Realty, R & M Land and Cattle, and American Freedom Woods.

Judy Campbell, Director

On March 27, 2017, Ms. Campbell was appointed to the Board of Directors of E-Debit Global Corporation.

Mrs. Campbell was born in Canada, and has been an US citizen since the mid 1980’s. She is a licensed real estate agent in the state of Nevada specializing in commercial, residential and new construction for home buyers and investors. She is currently licensed with Simply Vegas Real Estate located in Henderson, Nevada.

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On October 12, 2017, the Company issued a press release. A copy of the press release is attached hereto as Exhibit 99.2.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
99.1	Resignation Letters of Robert Robins, Sonja Dreyer, Kim Law
99.2	Press Release dated October 12, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E-Debit Global Corporation

By: /s/ Douglas Mac Donald

___________________________

Douglas Mac Donald

Title: Acting President

Date: October 27, 2017